UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004

                          INSURANCE AUTO AUCTIONS, INC.
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             (Exact name of registrant as specified in its charter)

        ILLINOIS                        0-19594                 95-3790111
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(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)

TWO WESTBROOK CORPORATE CENTER, SUITE 500                                60154
           WESTCHESTER, IL
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:    (708) 492-7000

850 East Algonquin Road, Suite 100, Schaumburg, Illinois           60173-3855
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     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations & Financial Condition." Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

      On October 22, 2004, the Company issued a press release announcing its financial results for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    EXHIBIT NO.                               EXHIBIT
 -------------------    --------------------------------------------------------
        99.1            Press  Release of Insurance  Auto  Auctions,  Inc.  (the
                        "Company"),  dated  October  22,  2004,  disclosing  the
                        Company's financial results for the third quarter of 2004.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004

                                     /s/ Thomas C. O'Brien
                                     ---------------------------
                                     Thomas C. O'Brien
                                     Chief Executive Officer

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                                  EXHIBIT INDEX

   EXHIBIT NO.                               DESCRIPTION
 -------------------    --------------------------------------------------------
        99.1            Press  Release of Insurance  Auto  Auctions,  Inc.  (the
                        "Company"),  dated  October  22,  2004,  disclosing  the
                        Company's financial results for the third quarter of 2004.